Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3

Name of Fund:						Goldman Sachs Small
Cap Value Fund
Name of Underwriter or Dealer Purchased From:		Wells Fargo
Securities, LLC
Names of Underwriting Syndicate Members:		Goldman Sachs & Co.;
Janney Montgomery Scott LLC; Morgan Stanley & Co. LLC; RBC Capital Markets; Robert W. Baird & Co. Inc.; Scott and Stringfellow, LLC; Stifel Nicolaus & Company, Inc.; Wells Fargo Securities, LLC
Name of Issuer:						New Mountain Finance
Corp.
Title of Security:					New Mountain Finance
Corp.
Date of First Offering:					7/12/2012
Dollar Amount Purchased:				4,036,841.50
Number of Shares or Par Value of Bonds Purchased:	281,313
Price Per Unit:						14.35

Resolution Approved:  					Approved at the
December 13, 2012 Board Meeting.

Name of Fund:	Goldman Sachs Technology Tollkeeper Fund
Name of Underwriter or Dealer Purchased From:		Morgan Stanley & Co.
LLC
Names of Underwriting Syndicate Members:		Goldman Sachs & Co.;
Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities
(USA) LLC; Morgan Stanley & Co. LLC; Raymond James & Associates, Inc.; UBS Securities LLC
Name of Issuer:						Palo Alto Networks
Inc.
Title of Security:					Palo Alto Networks
Inc.
Date of First Offering:					7/19/2012
Dollar Amount Purchased:				533,358
Number of Shares or Par Value of Bonds Purchased:	12,699
Price Per Unit:						42.00

Resolution Approved:  					Approved at the
December 13, 2012 Board Meeting.

Name of Fund:						Goldman Sachs Small/Mid
Cap Growth Fund
Name of Underwriter or Dealer Purchased From:		Morgan Stanley & Co.
LLC
Names of Underwriting Syndicate Members:		Goldman Sachs & Co.;
Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities
(USA) LLC; Morgan Stanley & Co. LLC; Raymond James & Associates, Inc.; UBS Securities LLC
Name of Issuer:						Palo Alto Networks Inc.
Title of Security:					Palo Alto Networks Inc.
Date of First Offering:					7/19/2012
Dollar Amount Purchased:				613,284
Number of Shares or Par Value of Bonds Purchased:	14,602
Price Per Unit:						42.00

Resolution Approved:  					Approved at the
December 13, 2012 Board Meeting.

Name of Fund:						Goldman Sachs Large Cap
Value Fund
Name of Underwriter or Dealer Purchased From:		Deutsche Bank
Securities Inc.
Names of Underwriting Syndicate Members:		Goldman Sachs & Co.;
Barclays Capital Inc.; Blaylock & Company, Inc.; Castleoak Securities, L.P.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Loop Capital Markets, LLC; Macquarie Capital (USA) Inc.; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley & Co. LLC; Samuel A. Ramirez & Company, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC; Williams Capital Group L.P.
Name of Issuer:						American International
Group
Title of Security:					American International
Group, Inc.
Date of First Offering:					8/3/2012
Dollar Amount Purchased:				3,215,005
Number of Shares or Par Value of Bonds Purchased:	105,410
Price Per Unit:						30.50

Resolution Approved:  					Approved at the
December 13, 2012 Board Meeting.

Name of Fund:	Goldman Sachs Growth and Income Fund
Name of Underwriter or Dealer Purchased From:		CITIGROUP GLOBAL
MARKETS INC.
Names of Underwriting Syndicate Members:		Goldman Sachs & Co.;
Barclays Capital Inc.; Blaylock & Company, Inc.; Castleoak Securities, L.P.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Loop Capital Markets, LLC; Macquarie Capital (USA) Inc.; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley & Co. LLC; Samuel A. Ramirez & Company, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC; Williams Capital Group L.P.
Name of Issuer:						American International
Group
Title of Security:					American International
Group, Inc.
Date of First Offering:					8/3/2012
Dollar Amount Purchased:				858,087
Number of Shares or Par Value of Bonds Purchased:	28,134
Price Per Unit:						30.50

Resolution Approved:  					Approved at the
December 13, 2012 Board Meeting.

Name of Fund:	Goldman Sachs Small Cap Value Fund
Name of Underwriter or Dealer Purchased From:		Credit Suisse
Securities (USA) LLC
Names of Underwriting Syndicate Members:		Goldman Sachs & Co.;
Credit Suisse Securities (USA) LLC; Davenport & Company LLC; Deutsche Bank Securities Inc.; Lazard Capital Markets LLC; Macquarie Capital (USA) Inc.; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley & Co. LLC; UBS Securities LLC.
Name of Issuer:						Metals USA Holdings
Corp.

Title of Security:					Metals USA Holdings
Corp.
Date of First Offering:					8/9/2012
Dollar Amount Purchased:				1,026,083.75
Number of Shares or Par Value of Bonds Purchased:	69,565
Price Per Unit:						14.75

Resolution Approved:  					Approved at the
December 13, 2012 Board Meeting.

Name of Fund:						Goldman Sachs Large
Cap Value Fund
Name of Underwriter or Dealer Purchased From:		J.P. Morgan Securities
LLC
Names of Underwriting Syndicate Members:		Goldman Sachs & Co.;
Barclays Capital Inc.; Blaylock & Company, Inc.; BNP Paribas Securities Corp.; BNY Mellon Capital Markets, LLC; C.L. King & Associates, Inc.; Castleoak Securities, L.P.; Citigroup Global Markets Inc.; Credit Suisse Securities
(USA) LLC; Deutsche Bank Securities Inc.; Dowling & Partners Securities LLC; HSBC Securities (USA) Inc.; ING Financial Markets LLC; J.P. Morgan Securities LLC; Keefe, Bruyette & Woods, Inc.; Lebenthal & Co., LLC; Loop Capital Markets, LLC; Macquarie Capital (USA) Inc.; Merrill Lynch, Pierce, Fenner & Smith Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; Natixis Securities; Nomura Securities International, Inc.; Piper Jaffray & Co.; PNC Capital Markets LLC; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; Sanford C. Bernstein & Co., LLC; Santander Investment Securities Inc.; Scotia Capital (USA) Inc.; SG Americas Securities, LLC; SMBC Nikko Securities Inc.;
Standard Chartered Bank; Sterne, Agee & Leach, Inc.; Stifel Nicolaus & Company, Inc.; UBS Securities LLC; Unicredit Bank AG; Wells Fargo Securities, LLC; Williams Capital Group L.P.
Name of Issuer:						American International
Group
Title of Security:					American International
Group, Inc.
Date of First Offering:					9/10/2012
Dollar Amount Purchased:				3,460,372.50
Number of Shares or Par Value of Bonds Purchased:	106,473
Price Per Unit:						32.50

Resolution Approved:  					Approved at the
December 13, 2012 Board Meeting.

Name of Fund:						Goldman Sachs Growth
and Income Fund
Name of Underwriter or Dealer Purchased From:		CITIGROUP GLOBAL
MARKETS INC.
Names of Underwriting Syndicate Members:		Goldman Sachs & Co.;
Barclays Capital Inc.; Blaylock & Company, Inc.; BNP Paribas Securities Corp.; BNY Mellon Capital Markets, LLC; C.L. King & Associates, Inc.; Castleoak Securities, L.P.; Citigroup Global Markets Inc.; Credit Suisse Securities
 (USA) LLC; Deutsche Bank Securities Inc.; Dowling & Partners Securities LLC; HSBC Securities (USA) Inc.; ING Financial Markets LLC; J.P. Morgan Securities LLC; Keefe, Bruyette & Woods, Inc.; Lebenthal & Co., LLC; Loop Capital Markets, LLC; Macquarie Capital (USA) Inc.; Merrill Lynch, Pierce, Fenner & Smith Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; Natixis Securities; Nomura Securities International, Inc.; Piper Jaffray & Co.; PNC Capital
Markets LLC; Raymond James & Associates, Inc.; RBC Capital Markets, LLC;
 RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; Sanford C. Bernstein
& Co., LLC; Santander Investment Securities Inc.; Scotia Capital (USA) Inc.;
SG Americas Securities, LLC; SMBC Nikko Securities Inc.;
Standard Chartered Bank; Sterne, Agee & Leach, Inc.; Stifel Nicolaus &
Company, Inc.; UBS Securities LLC; Unicredit Bank AG; Wells Fargo Securities,
 LLC; Williams Capital Group L.P.Name of Issuer:
American International
Group
Title of Security:					American International
 Group, Inc.
Date of First Offering:					9/10/2012
Dollar Amount Purchased:				1,059,305
Number of Shares or Par Value of Bonds Purchased:	32,594
Price Per Unit:						32.50

Resolution Approved:  					Approved at the
December 13, 2012 Board Meeting.

Name of Fund:						Goldman Sachs Small
Cap Value Fund
Name of Underwriter or Dealer Purchased From:		Morgan Stanley & Co.
LLC
Names of Underwriting Syndicate Members:		Goldman Sachs & Co.;
Morgan Stanley & Co. LLC; Wells Fargo Securities.
Name of Issuer:						PrivateBancorp, Inc.
Title of Security:					PrivateBancorp, Inc.
Date of First Offering:					10/11/2012
Dollar Amount Purchased:				3,317,044.50
Number of Shares or Par Value of Bonds Purchased:	210,606
Price Per Unit:						15.75

Resolution Approved:  					Approved at the
February 12, 2013 Board Meeting.

Name of Fund:						Goldman Sachs Growth
Opportunities Fund
Name of Underwriter or Dealer Purchased From:		Morgan Stanley & Co.
LLC
Names of Underwriting Syndicate Members:		Goldman Sachs & Co.;
Allen & Company LLC; Canaccord Genuity Inc.; Cowen & Company, LLC; J.P. Morgan Securities LLC; JMP Securities LLC; Morgan Stanley & Co. LLC; Pacific Crest Securities, Inc.; Wells Fargo Securities, LLC.
Name of Issuer:						Workday, Inc.
Title of Security:					Workday, Inc.
Date of First Offering:					10/12/2012
Dollar Amount Purchased:				4,884,992
Number of Shares or Par Value of Bonds Purchased:	174,464
Price Per Unit:						28.00

Resolution Approved:  					Approved at the
February 12, 2013 Board Meeting.

Name of Fund:						Goldman Sachs
Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From:		Morgan Stanley & Co.
LLC
Names of Underwriting Syndicate Members:		Goldman Sachs & Co.;
Allen & Company LLC; Canaccord Genuity Inc.; Cowen & Company, LLC; J.P. Morgan Securities LLC; JMP Securities LLC; Morgan Stanley & Co. LLC; Pacific Crest Securities, Inc.; Wells Fargo Securities, LLC.
Name of Issuer:						Workday, Inc.
Title of Security:					Workday, Inc.
Date of First Offering:					10/12/2012
Dollar Amount Purchased:				1,027,880
Number of Shares or Par Value of Bonds Purchased:	36,710
Price Per Unit:						28.00

Resolution Approved:  					Approved at the
February 12, 2013 Board Meeting.

Name of Fund:						Goldman Sachs
Technology Tollkeeper Fund
Name of Underwriter or Dealer Purchased From:		Morgan Stanley & Co.
LLC
Names of Underwriting Syndicate Members:		Goldman Sachs & Co.;
Allen & Company LLC; Canaccord Genuity Inc.; Cowen & Company, LLC; J.P. Morgan Securities LLC; JMP Securities LLC; Morgan Stanley & Co. LLC; Pacific Crest Securities, Inc.; Wells Fargo Securities, LLC.
Name of Issuer:						Workday, Inc.
Title of Security:					Workday, Inc.
Date of First Offering:					10/12/2012
Dollar Amount Purchased:				1,259,020
Number of Shares or Par Value of Bonds Purchased:	44,965
Price Per Unit:						28.00

Resolution Approved:  					Approved at the
February 12, 2013 Board Meeting.

Name of Fund:						Goldman Sachs Small
Cap Value Fund
Name of Underwriter or Dealer Purchased From:		Merrill Lynch, Pierce,
Fenner & Smith Inc.
Names of Underwriting Syndicate Members:		Goldman Sachs & Co.;
Merrill Lynch, Pierce, Fenner & Smith Inc.; Piper Jaffray & Co.; Robert W. Baird & Co. Inc.; Stifel Nicolaus & Company, Inc.; William Blair & Company, L.L.C.
Name of Issuer:						Restoration Hardware
Holdings
Title of Security:					Restoration Hardware
Holdings, Inc.
Date of First Offering:					11/1/2012
Dollar Amount Purchased:				1,009,512
Number of Shares or Par Value of Bonds Purchased:	42,063
Price Per Unit:						24.00

Resolution Approved:  					Approved at the
February 12, 2013 Board Meeting.

Name of Fund:						Goldman Sachs Flexible
Cap Growth Fund
Name of Underwriter or Dealer Purchased From:		Merrill Lynch, Pierce,
Fenner & Smith Inc.
Names of Underwriting Syndicate Members:		Goldman Sachs & Co.;
Merrill Lynch, Pierce, Fenner & Smith Inc.; Piper Jaffray & Co.; Robert W. Baird & Co. Inc.; Stifel Nicolaus & Company, Inc.; William Blair & Company, L.L.C.
Name of Issuer:						Restoration Hardware
Holdings
Title of Security:					Restoration Hardware
Holdings, Inc.
Date of First Offering:					11/1/2012
Dollar Amount Purchased:				9,768
Number of Shares or Par Value of Bonds Purchased:	407
Price Per Unit:						24.00

Resolution Approved:  					Approved at the
February 12, 2013 Board Meeting.

Name of Fund:						Goldman Sachs
Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From:		Merrill Lynch, Pierce,
Fenner & Smith Inc.
Names of Underwriting Syndicate Members:		Goldman Sachs & Co.;
Merrill Lynch, Pierce, Fenner & Smith Inc.; Piper Jaffray & Co.; Robert W. Baird & Co. Inc.; Stifel Nicolaus & Company, Inc.; William Blair & Company, L.L.C.
Name of Issuer:						Restoration Hardware
Holdings
Title of Security:					Restoration Hardware
Holdings, Inc.
Date of First Offering:					11/1/2012
Dollar Amount Purchased:				863,736
Number of Shares or Par Value of Bonds Purchased:	35,989
Price Per Unit:						24.00

Resolution Approved:  					Approved at the
February 12, 2013 Board Meeting.

Name of Fund:						Goldman Sachs Large Cap
Value Fund
Name of Underwriter or Dealer Purchased From:		Barclays Capital Inc.
Names of Underwriting Syndicate Members:		Goldman Sachs & Co.;
Barclays Capital Inc.; BNY Mellon Capital Markets, LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; PNC Capital Markets LLC; SunTrust Robinson Humphrey, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC.
Name of Issuer:						AvalonBay Communities
Inc.
Title of Security:					AvalonBay Communities
Inc.
Date of First Offering:					11/29/2012
Dollar Amount Purchased:				1,538,420
Number of Shares or Par Value of Bonds Purchased:	11,834.00
Price Per Unit:						130.00


Resolution Approved:  	Approved at the February 12, 2013 Board Meeting.

Name of Fund:						Goldman Sachs U.S.
Equity Fund
Name of Underwriter or Dealer Purchased From:		Citigroup Global
Markets Inc.
Names of Underwriting Syndicate Members:		Goldman Sachs & Co.;
Blaylock & Company, Inc.; C. L. King & Associates, Inc.; Cabrera Capital Markets, LLC; Castleoak Securities, L.P.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Drexel Hamilton, LLC; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Loop Capital Markets, LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Samuel A. Ramirez & Company, Inc.; Siebert, Brandford, Shank & Co., L.L.C.; Williams Capital Group L.P.
Name of Issuer:						American International
Group
Title of Security:					American International
Group, Inc.
Date of First Offering:					12/11/2012
Dollar Amount Purchased:				53,917.50
Number of Shares or Par Value of Bonds Purchased:	1,659
Price Per Unit:						32.50

Resolution Approved:  					Approved at the
February 12, 2013 Board Meeting.

Name of Fund:						Goldman Sachs Large
Cap Value Fund
Name of Underwriter or Dealer Purchased From:		Citigroup Global
Markets Inc.
Names of Underwriting Syndicate Members:		Goldman Sachs & Co.;
Blaylock & Company, Inc.; C. L. King & Associates, Inc.; Cabrera Capital Markets, LLC; Castleoak Securities, L.P.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Drexel Hamilton, LLC; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Loop Capital Markets, LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Samuel A. Ramirez & Company, Inc.; Siebert, Brandford, Shank & Co., L.L.C.; Williams Capital Group L.P.
Name of Issuer:						American International
Group
Title of Security:					American International
Group, Inc.
Date of First Offering:					12/11/2012
Dollar Amount Purchased:				4,353,245
Number of Shares or Par Value of Bonds Purchased:	133,946
Price Per Unit:						32.50

Resolution Approved:  					Approved at the
February 12, 2013 Board Meeting.

Name of Fund:						Goldman Sachs Growth
and Income Fund
Name of Underwriter or Dealer Purchased From:		Citigroup Global
Markets Inc.
Names of Underwriting Syndicate Members:		Goldman Sachs & Co.;
Blaylock & Company, Inc.; C. L. King & Associates, Inc.; Cabrera Capital Markets, LLC; Castleoak Securities, L.P.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Drexel Hamilton, LLC; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Loop Capital Markets, LLC; Merrill Lynch, Pierce,

Fenner & Smith Inc.; Samuel A. Ramirez & Company, Inc.; Siebert, Brandford, Shank & Co., L.L.C.; Williams Capital Group L.P.
Name of Issuer:						American
International Group
Title of Security:					American
International Group, Inc.
Date of First Offering:					12/11/2012
Dollar Amount Purchased:				1,282,710
Number of Shares or Par Value of Bonds Purchased:	39,468
Price Per Unit:						32.50

Resolution Approved:  					Approved at the
February 12, 2013 Board Meeting.

	Resolution adopted at the Meeting of the Board of Trustees on December
13, 2012:

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees, all purchases made during the calendar quarter ended September 30, 2012 by the Trust on behalf of its Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where
Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the 1940 Act).

	Resolution adopted at the Meeting of the Board of Trustees on February 12, 2013:

RESOLVED, that, in reliance upon the written report provided by Goldman
Sachs
Asset Management, L.P. (GSAM) to
the Trustees, all purchases made during the calendar quarter ended December 31, 2012 by the Trust on behalf of its Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where
Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment
Company Act of 1940, as amended
(the 1940 Act).